ONE PRICE CLOTHING STORES, INC. AND SUBSIDIARIES


EXHIBIT 10(a) -- Amendment Number One to the Loan and Security Agreement by and between Congress Financial Corporation (Southern) as Lender and the Registrant and One Price Clothing of Puerto Rico, Inc. as Borrowers dated May 16, 1997.


              AMENDMENT NO. 1 TO FINANCING AGREEMENTS



                                                              May 16, 1997


One Price Clothing Stores, Inc.
1875 East Main Street
Duncan, South Carolina 29334

One Price Clothing of Puerto Rico, Inc.
1875 East Main Street
Duncan, South Carolina 29334

Gentlemen:

         Congress Financial Corporation (Southern) ("Lender"), One Price Clothing Stores, Inc. ("One Price") and One Price Clothing of Puerto Rico, Inc. ("One Price PR"; and together with One Price, individually referred to as a "Borrower" and collectively as the "Borrowers") have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated March 25, 1996, between the Lender and Borrowers (the "Loan Agreement"), together with various other agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein and not herein defined shall have the meanings given to them in the Financing Agreements.

         Borrowers have requested that Lender agree (a) to extend the term of the Financing Agreements, (b) to make an additional one-time advance to One Price, (c) to permit certain indebtedness of Borrowers to Carolina First Bank and (d) to amend the Loan Agreement in connection with the foregoing; and Lender is willing to agree to such extension, term loan, indebtedness and amendments, subject to the terms and conditions set forth herein.

         In consideration of the foregoing, the mutual agreements and covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

                  1.       Definitions.

                  (a)      Additional Definitions.

                           (i)      Effective the date hereof, the following
terms shall have the respective meanings given to them below and the Loan Agreement is hereby amended to include, in addition and not in limitation, each of the following definitions:



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                           (A)      "Amended Term Note" shall mean the Amended
and Restated Term Promissory Note, dated of even date herewith, made by One Price payable to the order of Lender in the original principal amount of $7,500,000, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                           (B)      "Carolina Bank" shall mean Carolina First
Bank, a South Carolina corporation, and its successors and assigns.

                           (C)      "Carolina Bank Documents" shall mean the
Continuing Commercial Credit Agreement, dated as of the date hereof, by and among Carolina Bank, One Price, One Price PR and One Price VI and all agreements, documents, and instruments executed and/or delivered in connection therewith, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                           (D)      "One Price VI" shall mean One Price Clothing
 - U.S. Virgin Islands, Inc., a United States Virgin Islands corporation, and its successors and assigns.

                           (ii)     Effective as of March 25, 1996, the
following term shall have the meaning given to it below and the Loan Agreement is hereby amended to include, in addition and not in limitation, the following definition: "Reference Bank" shall mean CoreStates Bank, N.A., or such other bank as Lender may from time to time designate.

                  2.       Amendments to Certain Definitions.

                           (i)       All references to the term "Term Loan"
herein, in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean the outstanding Obligations owed to Lender by One Price consisting of the indebtedness evidenced by the Amended Term Note.

                           (ii)      All references to the term "Term Promissory
Note" herein, in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean the Amended Term Note as defined herein.

                           (iii)    All references to the term "Renewal Date"
herein, in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean March 31, 2000.

                  3.       Term Loan.

                  (a) Borrowers hereby acknowledge, confirm and agree that, as of the date hereof, prior to the effectiveness hereof, the aggregate principal amount outstanding in respect of the Term Loan is $6,052,631.55. Upon the effectiveness hereof, subject to the terms and conditions contained herein, Lender shall make an additional one-time advance to One Price in the amount of $1,447,368.45. Such advance shall, together with the outstanding balance in respect to the Term Loan immediately prior thereto, shall thereafter constitute the Term Loan, in the original principal amount of $7,500,000.

                  (b) The indebtedness of One Price to Lender arising pursuant to the Term Loan and including the additional one-time advance provided for herein is hereby amended and restated as set forth in the Amended Term Note. The Term Loan shall be (i) evidenced by the Amended Term Note executed and delivered by One Price to Lender concurrently herewith, (ii) repaid, together with interest and other amounts due thereunder, in accordance with the terms and provisions of such Amended Term Note, the Loan Agreement and the other Financing Agreements, and (iii) secured by all of the Collateral, including, without limitation, the Real Property subject to the Mortgage.

                  (c) The amendment and restatement of the Term Loan pursuant to the Amended Term Note, shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Obligations evidenced by or arising under the Financing Agreements, and the liens and security interests securing such Obligations shall not in any manner be impaired, limited, terminated, waived or released.

                  4.       Encumbrances.    Section 9.8 of the Loan Agreement is
hereby amended by adding a new Section 9.8(j) thereto as follows:

                  "(j) subject to and limited by the Intercreditor Agreement referred to in Section 9.9(g)(iv) below, the liens and security interests of Carolina Bank with respect to certain goods purchased under letters of credit issued by Carolina Bank for the account of Borrowers and documents of title relating thereto, granted to Carolina Bank pursuant to the Carolina Bank Documents to secure the indebtedness of Borrowers and One Price VI to Carolina Bank permitted under Section 9.9(g) below."

                  5. Indebtedness. Section 9.9 of the Loan Agreement is hereby amended by adding a new Section 9.9(g) thereto as follows:
                  "(g) indebtedness of Borrowers to Carolina Bank arising under the Carolina Bank Documents in respect of letters of credit for the purchase of Inventory issued for Borrowers' account by Carolina Bank pursuant to the Carolina Bank Documents; provided, that: (i) the total principal amount of the indebtedness outstanding at any time thereunder shall not exceed $3,000,000, (ii) Borrowers shall not, directly or indirectly, without Lender's prior written consent, (A) amend, modify, alter or change the terms of such indebtedness or any of the Carolina Bank Documents as in effect on the date hereof, or (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, (iii) Borrowers shall furnish to Lender all notices or demands in connection with such indebtedness either received by Borrowers or on their behalf, promptly after the receipt thereof, or sent by Borrowers or on their behalf, concurrently with the sending thereof, as the case may be, and
         (iv) Lender shall receive, in form and substance satisfactory to Lender, an Intercreditor Agreement between Lender and Carolina Bank duly authorized, executed and delivered by Carolina Bank."

      6. Virgin Islands Subsidiary. Borrowers and One Price VI hereby represent and warrant to Lender that the correct corporate name of One Price VI is One Price Clothing - U.S. Virgin Islands, Inc. Accordingly, with respect to (a) the Guarantee, dated as of March 19, 1997, by One Price VI in favor of Lender with respect to the obligations of One Price to Lender, (b) the Guarantee, dated as of March 19, 1997, by One Price VI in favor of Lender with respect to the obligations of One Price PR to Lender, and (c) the Secretary's Certificate of Directors' Resolutions for One Price VI with Shareholder's Consent, each of the foregoing are hereby amended by replacing each reference to "One Price Clothing Stores - U.S. Virgin Islands, Inc."with "One Price Clothing - U.S. Virgin Islands, Inc.". 7. Term.

                  (a)  The  first  sentence  of  Section  12.1(a)  of  the  Loan
Agreement is hereby deleted in its entirety and the following substituted therefor:

                  "(a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on March 31, 2000 (the "Renewal Date"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof."

                  (b) The first sentence of Section 12.1(c) of the Loan Agreement is hereby amended by deleting Section 12.1(c)(ii) thereof in its entirety and adding the following new sections 12.1(c)(ii) and 12.1(c)(iii) thereto as follows:

                  "(ii) .75% of the Inventory  March 26, 1997 to and
                            Loan Limit including March 30, 1998

                  (iii) .25% of the Inventory  March 31, 1998 to and
                            Loan Limit including March 31, 1999."

                  8. New Address. All references to the address of Lender in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean 200 Galleria Parkway, Suite 1500, Atlanta, Georgia 30339.

                  9. Extension Fee. In addition to all other fees, charges, interest and expenses payable by Borrowers to Lender under the Loan Agreement and the other Financing Agreements, Borrowers shall pay to Lender a fee for extending the term of the Financing Agreements in the amount of $5,000, which fee is fully earned and payable on the date hereof and may, at Lender's option, be charged directly to any of Borrowers' loan account(s).

                  10. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrowers hereby represent, warrant and covenant with and to Lender as follows (which representation, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

                           (a)      Any reports or other items required to be
delivered by Borrowers to Lender under the terms of the Loan Agreement and the other Financing Agreements with respect to Inventory shall only include as Eligible Inventory, otherwise Eligible Inventory purchased under letters of credit issued for Borrowers' account by Carolina Bank, after payment of all reimbursement obligations to Carolina Bank for drawings in respect of such Inventory under such letters of credit and following Lender's receipt of a written acknowledgement from Carolina Bank of the amounts so reimbursed and the shipments of Inventory covered thereby; and

                           (b)      Borrowers shall provide Lender, in a form
satisfactory to Lender, with monthly reports with respect to the amount of open letters of credit issued by Carolina Bank for the account of Borrowers, the date such letters of credit were issued and the status of the shipment of the goods purchased thereunder.

                  11. Conditions Precedent. The effectiveness of the amendments to the Loan Agreement and the other Financing Agreements provided for herein is conditioned upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

                  (a) Lender shall have received true, correct and complete copies of the Carolina Bank Documents, duly authorized, executed and delivered by the parties hereto;

                  (b) Lender shall have received, in form and substance satisfactory to Lender, an Intercreditor Agreement between Carolina Bank and Lender, duly authorized, executed and delivered by Carolina Bank, acknowledged by Borrowers and One Price VI;

                  (c)  Lender  shall  have  received,   in  form  and  substance
satisfactory to Lender, an original of the Amended Term Note, duly authorized, executed and delivered by One Price;

                  (d) Lender shall have received, in form and substance satisfactory to Lender, an updated endorsement to the title insurance policy (or a new title insurance policy) insuring as of the date hereof and after giving effect to the additional one-time advance provided herein, Lender's first priority mortgage lien with respect to the Real Property pursuant to the Mortgage;

                  (e) No Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred; and

                  (f) Lender shall have received an original of this Amendment, duly authorized, executed and delivered by Borrowers and One Price VI.

                  12.      Miscellaneous.

                  (a) Entire Agreement; Ratification and Confirmation of the Financing Agreements. This Amendment contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous term sheets, proposals, discussions, negotiations, correspondence, commitments and communications between or among the parties concerning the subject matter hereof. This Amendment may not be modified or any provision waived, except in writing signed by the party against whom such modification or waiver is sought to be enforced. Except as specifically modified pursuant hereto, the Financing Agreements are hereby ratified, restated and confirmed by the parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the Financing Agreements, the terms of this Amendment shall control.

                  (b) Governing Law. This Amendment and the rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Georgia, without regard to principles of conflicts of law.

                  (c) Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

                  (d) Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         By the signature hereto of each of their duly authorized officers, all of the parties hereto mutually covenant and agree as set forth herein.

                                            Very truly yours,

                                            CONGRESS FINANCIAL CORPORATION
                                              (SOUTHERN)

                                            By: /s/  Morris P. Holloway

                                            Title: First Vice President

AGREED AND ACCEPTED:

ONE PRICE CLOTHING STORES, INC.

By:    /s/C. Burt Duren
Title: Treasurer

ONE PRICE CLOTHING OF PUERTO RICO, INC.

By:    /s/C. Burt Duren
Title: Treasurer
                                         [SIGNATURES CONTINUE ON NEXT PAGE]


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                            [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

CONSENTED TO AND AGREED:

ONE PRICE CLOTHING - U.S. VIRGIN ISLANDS, INC.

By:    /s/C. Burt Duren
Title: Treasurer


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